UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	January 30, 2006

New Century Financial Corporation
__________________________________________
(Exact name of registrant as specified in its charter)

Maryland	001-32314	56-2451736
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

18400 Von Karman Avenue, Suite 1000, Irvine, California		92612
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	(949) 440-7030

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01 Entry into a Material Definitive Agreement.

On January 30, 2006, Von Karman Funding Trust, a special purpose, bankruptcy-remote Delaware statutory trust and indirect wholly-owned subsidiary of the registrant ("VKFT"), closed a $2 billion revolving credit facility (the "Restructured Von Karman Program") that will be funded primarily through the sale by VKFT of short-term Secured Liquidity Notes placed in the U.S. commercial paper market (the "Secured Liquidity Notes"), and through the sale of a smaller amount of Variable Rate Subordinated Notes, Series 2006-A VKF (the "Subordinated Notes"). The purpose of the Restructured Von Karman Program was to restructure the existing asset-backed commercial paper note facility entered into by Von Karman Funding LLC ("VKF LLC"), a Delaware limited liability company and indirect wholly-owned subsidiary of the registrant (the "Original Von Karman Program").

As part of the Restructured Von Karman Program, VKF LLC was converted into a special purpose, bankruptcy-remote Delaware statutory trust and renamed "Von Karman Funding Trust." VKFT entered into the following agreements in connection with the Restructured Von Karman Program (collectively, the "Restructured Von Karman Program Documents"):

(i) Amended and Restated Mortgage Loan Purchase and Servicing Agreement, dated as of December 15, 2005, by and among VKFT, New Century Mortgage Corporation, the registrant’s indirect wholly-owned subsidiary ("NCMC"), and the registrant (the "Amended and Restated Mortgage Loan Purchase and Servicing Agreement"), which amends and restates the Mortgage Loan Purchase and Servicing Agreement, dated as of September 5, 2003, between VKF LLC and NCMC;

(ii) Amended and Restated Security Agreement (the "Amended and Restated Security Agreement"), dated as of December 15, 2005, by and between VKFT and DB Trust Americas, which amends and restates the Security Agreement, dated as of September 5, 2003, between VKF LLC and DB Trust Americas, and Schedule I to the Amended and Restated Security Agreement;

(iii) Amended and Restated Depositary Agreement, dated as of December 15, 2005, by and between VKFT and DB Trust Americas (the "Amended and Restated Depositary Agreement"), which amends and restates the Depositary Agreement, dated as of September 5, 2003, by and between VKF LLC and DB Trust Americas;

(iv) Amended and Restated Custodial Agreement (the "Amended and Restated Custodial Agreement"), dated as of December 15, 2005, by and among VKFT, NCMC, DB Trust Americas and Deutsche Bank National Trust Company ("DB National Trust"), which amends and restates the Custodial Agreement, dated as of September 5, 2003, by and among VKF LLC, NCMC, DB Trust Americas and DB National Trust;

(v) ISDA Master Agreement, together with a Confirmation (the "Calyon Confirmation") and a Schedule (the "Calyon Schedule"), each dated as of December 15, 2005, between VKFT and Calyon New York Branch ("Calyon");

(vi) ISDA Master Agreement, together with a Confirmation (the "BNP Confirmation") and a Schedule (the "BNP Schedule"), each dated as of December 15, 2005, between VKFT and BNP Paribas ("BNP"); and

(vii) ISDA Master Agreement, together with a Confirmation (the "Citibank Confirmation") and a Schedule (the "Citibank Schedule"), each dated as of September 5, 2003, and amended and restated as of December 15, 2005, between VKFT and Citibank, N.A. ("Citibank").

Pursuant to the Restructured Von Karman Program Documents, VKFT will purchase mortgage loans originated or purchased by NCMC with the proceeds of issuance of the Secured Liquidity Notes and the Subordinated Notes. The mortgage loans will be will be owned by VKFT, and pledged to secure the Secured Liquidity Notes and the Subordinated Notes. In compliance with aging limitations set by the Restructured Von Karman Program, the mortgage loans are expected to be sold into term securitizations or delivered to commercial buyers in whole loan sales. The proceeds from the sales of the mortgage loans (whether through securitizations or whole loan sales) will be used to pay off the Secured Liquidity Notes and, if any are outstanding after all Secured Liquidity Notes are paid in full, the Subordinated Notes.

The Amended and Restated Mortgage Loan Purchase and Servicing Agreement, the Amended and Restated Security Agreement, Schedule I to the Amended and Restated Security Agreement, the Amended and Restated Depositary Agreement, the Amended and Restated Custodial Agreement, the Calyon Confirmation, the Caylon Schedule, the BNP Confirmation, the BNP Schedule, the Citibank Confirmation and the Citibank Schedule are filed as Exhibits 10.1, 10.2, 10.3, 10.4, 10.5, 10.6, 10.7, 10.8, 10.9, 10.10 and 10.11, respectively, to this Current Report and are incorporated herein by reference.

Item 1.02 Termination of a Material Definitive Agreement.

On January 31, 2006, NCMC exercised its right to terminate the portion of a lease (the "Lease") with The Irvine Company LLC ("The Irvine Company") with respect to the ninth (9th) floor (the "Ninth Floor Premises") of the building located at 18400 Von Karman Avenue, Irvine, California (the "Building"). The termination will be effective July 31, 2006. Pursuant to Section 11 of the First Amendment to Office Lease Agreement, NCMC paid a termination fee of $358,538 to The Irvine Company in connection with the exercise of its termination right.

The Lease with respect to the Ninth Floor Premises was set to expire on August 31, 2008. Therefore, NCMC will save approximately $1.08 million (not including the termination fee) in annual base rent under the Lease as a result of the exercise of its right to terminate the Lease with respect to the Ninth Floor Premises.

The Lease also covers approximately 40,061 aggregate rentable square feet, which comprises the 10th and 11th floors of the Building (the "Tenth and Eleventh Floor Premises"). The Lease with respect to the Tenth and Eleventh Floor Premises was not affected by NCMC’s election to terminate the Lease with respect to the Ninth Floor Premises.

In addition to the office space in the Building described above, the registrant and its affiliates also lease office space from The Irvine Company at four other locations: the tenth floor of the building located at 18500 Von Karman Avenue, Irvine, California; office space at 210 Commerce, Irvine, California; the first floor of the building located at 350 Commerce, Irvine, California; and office space at 8105 Irvine Center Drive, Suite 350, Irvine, California.

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits.

10.1 Amended and Restated Mortgage Loan Purchase and Servicing Agreement, dated as of December 15, 2005, by and among Von Karman Funding Trust, New Century Mortgage Corporation, and New Century Financial Corporation.

10.2 Amended and Restated Security Agreement, dated as of December 15, 2005, by and between Von Karman Funding Trust and Deutsche Bank Trust Company Americas.

10.3 Schedule I to the Amended and Restated Security Agreement, dated as of December 15, 2005, by and between Von Karman Funding Trust and Deutsche Bank Trust Company Americas.

10.4 Amended and Restated Depositary Agreement, dated as of December 15, 2005, by and between Von Karman Funding Trust and Deutsche Bank Trust Company Americas.

10.5 Amended and Restated Custodial Agreement, dated as of December 15, 2005, by and among Von Karman Funding Trust, New Century Mortgage Corporation, Deutsche Bank Trust Company Americas and Deutsche Bank National Trust Company.

10.6 Confirmation for Swap Transaction under the ISDA Master Agreement, dated as of December 15, 2005, between Von Karman Funding Trust and Calyon New York Branch.

10.7 Schedule to the ISDA Master Agreement, dated as of December 15, 2005, by and between Von Karman Funding Trust and Calyon New York Branch.

10.8 Confirmation for Swap Transaction under the ISDA Master Agreement, dated as of December 15, 2005, between Von Karman Funding Trust and BNP Paribas.

10.9 Schedule to the ISDA Master Agreement, dated as of December 15, 2005, by and between Von Karman Funding Trust and BNP Paribas.

10.10 Amended and Restated Confirmation for Swap Transaction under the ISDA Master Agreement, dated as of December 15, 2005, between Von Karman Funding Trust and Citibank, N.A.

10.11 Amended and Restated Schedule to the ISDA Master Agreement, dated as of December 15, 2005, by and between Von Karman Funding Trust and Citibank, N.A.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

New Century Financial Corporation

February 3, 2006	By:	/s/ Brad A. Morrice

Name: Brad A. Morrice
Title: Vice Chairman, President and Chief Operating Officer

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Exhibit Index

Exhibit No.	Description

10.1	Amended and Restated Mortgage Loan Purchase and Servicing Agreement, dated as of December 15, 2005, by and among Von Karman Funding Trust, New Century Mortgage Corporation, and New Century Financial Corporation.
10.2	Amended and Restated Security Agreement, dated as of December 15, 2005, by and between Von Karman Funding Trust and Deutsche Bank Trust Company Americas.
10.3	Schedule I to the Amended and Restated Security Agreement, dated as of December 15, 2005, by and between Von Karman Funding Trust and Deutsche Bank Trust Company Americas.
10.4	Amended and Restated Depositary Agreement, dated as of December 15, 2005, by and between Von Karman Funding Trust and Deutsche Bank Trust Company Americas.
10.5	Amended and Restated Custodial Agreement, dated as of December 15, 2005, by and among Von Karman Funding Trust, New Century Mortgage Corporation, Deutsche Bank Trust Company Americas and Deutsche Bank National Trust Company.
10.6	Confirmation for Swap Transaction under the ISDA Master Agreement, dated as of December 15, 2005, between Von Karman Funding Trust and Calyon New York Branch.
10.7	Schedule to the ISDA Master Agreement, dated as of December 15, 2005, by and between Von Karman Funding Trust and Calyon New York Branch.
10.8	Confirmation for Swap Transaction under the ISDA Master Agreement, dated as of December 15, 2005, between Von Karman Funding Trust and BNP Paribas.
10.9	Schedule to the ISDA Master Agreement, dated as of December 15, 2005, by and between Von Karman Funding Trust and BNP Paribas.
10.10	Amended and Restated Confirmation for Swap Transaction under the ISDA Master Agreement, dated as of December 15, 2005, between Von Karman Funding Trust and Citibank, N.A.
10.11	Amended and Restated Schedule to the ISDA Master Agreement, dated as of December 15, 2005, by and between Von Karman Funding Trust and Citibank, N.A.